Exhibit 10.6

THIS COPYRIGHT SECURITY AGREEMENT dated as of July 16, 2020 (this “Agreement”), between FUBO TV INC., a Delaware corporation, FACEBANK GROUP, INC., a Florida corporation (the “Borrowers”), and ACCESS ROAD CAPITAL LLC, a Delaware limited liability company (the “Lender”). The Borrowers are sometimes referred to herein individually as a “Grantor” or collectively, as “Grantors.”

Reference is made to (a) the Collateral Agreement dated as of July 16, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), between the Borrowers and the Lender and (b) the Credit Agreement dated as of July 16, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers and the Lender. The Lender has agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lender to extend such credit is conditioned upon, among other things, the execution and delivery of this Agreement. The Borrowers will derive substantial benefits from the extension of credit pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lender to extend such credit. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement or the Collateral Agreement, as applicable. The rules of construction specified in Section 1.2 of the Credit Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, the Grantors hereby collaterally assign and pledge to the Lender and its permitted successors and assigns, and hereby grant to the Lender and its permitted successors and assigns, a security interest in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by them or in which the Grantors now have or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(a) all copyright rights in any work subject to the copyright laws of the United States of America, whether as author, assignee, transferee or otherwise;

(b) all registrations and applications for registration of any such copyright in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office), including those set forth on Schedule I attached hereto; and

(c) all exclusive Licenses in registered copyrights, including those set forth on Schedule I attached hereto.

SECTION 3. Security Agreement. The security interests granted to the Lender herein are granted in furtherance, and not in limitation of, the security interests granted to the Lender pursuant to the Collateral Agreement. The Grantors hereby acknowledge and affirm that the rights and remedies of the Lender with respect to the Copyright Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

SECTION 4. Supplements to Schedule I. Each Grantor hereby authorizes the Lender from time to time to supplement Schedule I attached hereto to include additional Copyright Collateral of such Grantor and to file such supplemented Schedule I with the United States Copyright Office without any further action required of either Grantor.

SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic form (including .pdf file) shall be effective as delivery of a manually signed counterpart.

SECTION 6. Applicable Law. This Agreement, and all matters arising out of or relating to this Agreement, shall be solely governed by, and construed in accordance with, the laws of the State of New York, as applied to agreements performed wholly within the State of New York.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GRANTORS:

FUBOTV INC., a Delaware corporation

By:	/s/ David Gandler
Name:
Title:

FACEBANK GROUP, INC., a Florida corporation

By:	/s/ Simone Nardi
Name:
Title:

LENDER:

ACCESS ROAD CAPITAL LLC, a Delaware limited liability company

By:	/s/ Idan Shani
Name:	Idan Shani
Title:	COO/CFO

Schedule I

Copyrights

U.S. Copyright Registrations

Title	Reg. No.	Author

None

Pending U.S. Copyright Applications for Registration

Title	Author	Class	Date Filed

None

Non-U.S. Copyright Registrations

Country	Title	Reg. No.	Author

None

Non-U.S. Pending Copyright Applications for Registration

Country	Title	Author	Class	Date Filed

None